U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                        Pre-Effective Amendment No.             [  ]

                        Post-Effective Amendment No.            [24]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                       Amendment No.                            [24]

                        (Check appropriate box or boxes)

                         THE ELITE GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                           1325 4th Avenue, Suite 1744
                            Seattle, Washington 98101
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (206) 624-5863

                              Richard S. McCormick
                       McCormick Capital Management, Inc.
                           1325 4th Avenue, Suite 1744
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

/  /  immediately  upon filing pursuant to paragraph (b)
/ X / on February 1, 2007 pursuant to paragraph (b)
/  /  60 days after filing pursuant to paragraph (a)(1)
/  /  on (date) pursuant to paragraph (a)(1)
/  /  75 days after filing pursuant to paragraph (a)(2)
/  /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                                FEBRUARY 1, 2007


                                    THE ELITE

                                      GROUP

                                 OF MUTUAL FUNDS



                              THE ELITE INCOME FUND


  The Fund seeks to achieve the highest income return obtainable over the long term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities. In seeking this investment objective, the Fund considers "highest income return obtainable" to mean a high level of current income.



                         THE ELITE GROWTH & INCOME FUND


 The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth AND current income. In seeking this investment objective, the
   Fund may use an "aggressive approach," which it defines as the investment manager's ability to adjust the Fund's investment portfolio and engage in frequent and active trading when it deems desirable to achieve the Fund's investment objective.




 Throughout this prospectus, The Elite Group of Mutual Funds is referred to as
  The Elite Group; each portfolio of The Elite Group is referred to as a Fund and collectively as the Funds. The term investment manager refers to McCormick
         Capital Management, Inc., the investment manager of the Funds.

 This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Please call or e-mail us if you need more information before you invest. Our toll-free number is 1-800-423-1068. Our web site is WWW.ELITEFUNDS.COM and our E-mail address is
                             MCMINFO@MCMELITE.COM.

Although these securities have been registered with the Securities and Exchange
     Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this prospectus is accurate or complete.
            Anyone who informs you otherwise is committing a crime.


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

TABLE OF CONTENTS


Fundamental Goals and Principal Strategies.....................................3

Principal Risks................................................................5

Past Performance..............................................................10

Fees and Expenses.............................................................13

How to Buy Shares.............................................................13

How to Sell Shares............................................................16

Dividends, Distributions and Tax Consequences.................................19

Disclosure of Portfolio Holdings..............................................20

Management of the Funds.......................................................20

Financial Highlights..........................................................21

Privacy Policy................................................................23

Additional Information........................................................24








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

FUNDAMENTAL GOALS AND
PRINCIPAL STRATEGIES

THE ELITE INCOME FUND

FUNDAMENTAL GOAL The Fund seeks to achieve the highest income return obtainable over the long-term commensurate with investment in a diversified portfolio consisting primarily of investment grade debt securities. In seeking this investment objective, the Fund considers "highest income return obtainable" to mean a high level of current income. The Fund's investment objective is fundamental and may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund.

===============================================================================

-> DON'T INVEST IN THE
INCOME FUND IF YOU ARE:

o    Seeking growth of capital;

o    Making short-term
     investments; or

o    Investing your emergency
     reserve money.


PRINCIPAL STRATEGIES The Income Fund invests in securities the investment manager believes will generate current income. The investment manager's primary focus is on individual security selection, rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality unrecognized by most of the investment community. Individual issues must compliment the portfolio's maturity structure. Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, or when credit quality begins to deteriorate.

The Fund normally invests in investment grade debt securities consisting primarily of obligations issued by the U.S. Government, agencies of the U.S. Government, instruments related to U.S. Government securities and U.S. corporate debt securities. The investment manager considers these issues to be the Fund's core holdings. An investment grade security is one which is rated by Moody's, Standard & Poors ("S&P") or Fitch in one of their four highest quality ratings, or an unrated security which the investment manager believes to be of comparable quality. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government bonds (T-bills, notes and bonds) are direct obligations of the U.S. Government. U.S. Government agency bonds are not obligations of the U.S. Government. The Fund will invest in:

o United States Treasury obligations including bills, notes, bonds, and other debt obligations issued by the U.S. Treasury or U.S. Government Agencies that are backed by the full faith and credit of the U.S. Government (including but not limited to Private Export Funding (PEFCO), Oversea Private Investments
(OPIC), Small Business Administration (SBA), Department of Housing and Urban Development of Housing and Urban Development (HUD), and U.S. Maritime Administration (Title XI)).

o Securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, but not explicitly backed by the full faith and credit of the U.S. Government. This includes, but is not limited to, Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Association (FHLMC), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA), Federal Home Loan Bank
(FHLB).

The Fund's investments in debt securities may include obligations representing an undivided interest in, or collateralized by, pools of mortgages. These obligations, in effect, "pass-through" the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans to the holders of the securities. U.S. Government agency mortgage-backed issues may include securities of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. The Fund may also invest in corporate mortgage-backed securities which are investment grade rated.

To increase the Fund's income potential, the portfolio manager may invest any amount it deems desirable in each of the various kind of debt securities, and adjust the investment ratios from time to time, so long as the Fund remains diversified.

To increase portfolio income and when, in the investment manager's judgment, overall market risk justifies such an investment, the Fund may also invest up to 30% of its total assets in securities other than the Fund's core holdings of investment grade debt securities. Such other securities may include common stocks, preferred stocks and convertible securities issued by U.S. companies, without limitation as to size or capitalization of the issuer. However, the Fund does not currently intend to invest in micro-cap securities (those issued by companies having a market capitalization below $300 million). The Fund may also invest in bonds issued by private issuers.

There is no set average maturity for the portfolio. The Fund allocates its assets among different types of securities and maturities based upon its view of the relative value of each security or maturity and the Fund may respond to changing market and other conditions by adjusting the type of securities held and the average portfolio maturity.

THE ELITE GROWTH & INCOME FUND

FUNDAMENTAL GOAL The Fund seeks to maximize total return through an aggressive approach to the equity and debt securities markets. Total return means any combination of capital growth and current income. In seeking this investment objective, the Fund may use an "aggressive approach," which it defines as the investment manager's ability to adjust the Fund's investment portfolio by engaging in frequent and active trading when it deems desirable to achieve the Fund's investment objective. The Fund's investment objective is fundamental and may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund.

PRINCIPAL STRATEGIES
The Fund normally invests a majority of its net assets in common stocks of domestic companies without limitations to size or capitalization of the issuers. However, the Fund does not currently intend to invest in micro-cap securities (those issued by companies having a market capitalization below $300 million). The Fund may invest in either growth or value stocks. It focuses on those stocks that pay current dividends and show potential for capital appreciation.

================================================================================

-> DON'T INVEST IN THE
GROWTH & INCOME FUND
IF YOU ARE:

o    Seeking either capital growth
     or high income exclusively;

o    Desiring to avoid even
     moderate volatility;

o    Making short-term
     investments;

o    Investing your emergency
     reserve money.

The Fund may also invest in investment grade debt securities, including U.S. Government obligations and U.S. corporate debt securities (those rated by Moody's, S&P or Fitch in one of their four highest quality ratings, or unrated debt securities which the investment manager believes to be of a comparable quality), as well as preferred stocks, securities that are convertible into common stock and stocks that are not currently paying dividends, but which offer prospects for future income or capital appreciation in U.S. companies of any size or capitalization.

The investment manager makes a fundamental analysis of each issuer's financial condition, industry position and market and economic conditions in selecting the Fund's investments. In choosing individual equity and debt securities for its portfolio, the Fund uses a value-oriented approach. The investment manager seeks out candidates that offer excellent prospects for capital gain or above-average income for a variety of reasons, the potential value of which is unrecognized by most of the investment community. For equities, some of the value-oriented criteria which would be considered favorable are:

     o    lower than average price-to-earnings ratio;
     o    higher than average yield;
     o    lower than historic price-to-book value ratio; and
     o    current pricing at the low end of a security's historic trading range.

Favorable debt securities criteria would include:
     o    a yield advantage to the marketplace;
     o    stable or improving credit quality; and
     o    a maturity which compliments existing portfolio structure.

Portfolio securities are sold when their price appreciation meets the investment manager's expectations or when they are no longer favorable under the foregoing criteria.

The Fund may purchase put and call options and may sell (write) covered put and call options on securities and security indices to increase total investment returns, to earn additional income, i.e., invest for speculative purposes, and for hedging purposes to protect Fund assets from anticipated adverse market action. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. A call option is covered if the Fund owns the shares it would have to deliver if the holder of the call option exercised the option. A put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

The Growth & Income Fund allocates its assets among different market sectors based upon its view of the relative value of the sector and it may engage in frequent and active trading to adjust its portfolio allocation among market sectors in a manner that is consistent with the Fund's investment limitations, in order to increase the total return in any given market and economic condition.

PRINCIPAL RISKS

As with any investment, each of the Funds carries risk and you could lose all or a portion of the money you invest. In addition to the specific risks described below for each Fund, each Fund is subject to MARKET RISK, the risk that the value of a Fund's investments and, therefore, your investment in a Fund, will fluctuate up and down as market prices fluctuate. Unlike unmanaged securities markets, the Funds are actively managed by professional investment personnel. This means that each Fund is subject to the risk that the investment strategies, techniques and risk analyses employed by the investment manager for the Funds, while designed to enhance potential returns, may not produce the desired results.

================================================================================
RISKS OF INCOME INVESTING

INTEREST RATE RISK When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Interest rate increases can cause the price of a debt security to decline, resulting in a price decline for the Fund. Thus, when the Fund emphasizes longer maturing securities, you are exposed to greater interest rate risk. Any income-oriented security, even those of highest quality, are subject to some degree of interest rate risk. The table below illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturity.

                           Percent Increase (Decrease)
                     In The Price of a Par Bond Yielding 5%:
                  Bond            1% Interest         1% Interest
                Maturity         Rate Increase       Rate Decrease

               2.5 years             -2.29%              +2.35%

                10 years             -7.43%              +8.17%

                20 years            -11.55%             +13.67%

CREDIT RISK Credit risk is associated with a borrower's failure to pay interest and principal when due. This could result in a significant loss of funds, causing the Fund's price to decline. Credit risk increases as overall portfolio quality decreases. Thus, when the Fund invests in more lower-quality securities, you are exposed to increased credit risk.

CALL RISK Call risk for corporate bonds is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk because issuers of callable bonds are more likely to pay off their bonds before the maturity date. This may cause a reduction of income to the Fund.


INCOME FUND

o INCOME INVESTING: The Income Fund's investment in debt obligations and other income-oriented securities carries three major risks (see sidebar on this page) to which you will be exposed: interest rate risk, credit risk and call risk.

o U.S. GOVERNMENT OBLIGATIONS: The U.S. Government "full faith" obligations are considered "risk free," with respect to credit and call risk, but are subject to interest rate risk, and therefore, market price fluctuation. Although still considered of exceptionally high quality, the credit and call risk increases, in order of appearance, for the U.S. Government obligations listed in the Principal Strategies above.

o MORTGAGE-BACKED SECURITIES: Mortgage-backed securities are subject to greater call/prepayment risk (see the sidebar on this page) than many debt securities, especially when interest rates decline. These securities are also subject to extension risk, or the risk of a security lengthening in duration due to the deceleration of prepayments. Extension risk is mainly the result of rising INTEREST RATES. As interest rates rise, the likelihood of prepayment decreases and if this occurs, the Fund may be unable to capitalize on other investments subject to higher interest rates.

o CORPORATE DEBT SECURITIES: Investment grade U.S. corporate debt obligations are generally considered to carry greater credit and call risk than the U.S. Government obligations, yet have significant investment merit. The investment manager relies, in part, on the quality ratings assigned by S&P, Moody's and other rating services. There is risk associated with such reliance. Rating agencies evaluate the credit risk--the safety of principal and interest payments--but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

o MANAGER / INVESTMENT STYLE: Poor security selection and / or investments that have the incorrect average portfolio maturity could cause the Fund's return to be lower than anticipated. Current income may be significant or very little based upon the investment manager's management of the Fund.

o EQUITY SECURITIES: Because the Fund may invest up to 30% of its assets in equity securities, including common stocks, preferred stocks and convertibles issued by U.S. companies, the Fund carries the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company's size, the more susceptible to rapid decreases in the value of their securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may be greater investment risks. Therefore, the value of securities of mid-cap (medium size), less well-known issuers can be more volatile then stocks of large-cap companies, and securities of smaller companies ("small-cap") are considered more volatile then those of mid-cap companies.

o COMMON STOCKS: The Income Fund may invest up to 30% of its assets in common stocks. Common stocks in general fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. While the value of common stocks that pay higher than average dividends tends to fluctuate less than growth stocks, they are subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing. Common stockholders are subordinate to the issuer's debt holders for any claims against the assets of the issuer or return of capital in a liquidation. Common stock typically carries dividend and other rights or preferences that are inferior to the rights and preferences of preferred stock.

o PREFERRED STOCKS: The Fund may also invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.
Preferred stock also may be subject to optional or mandatory redemption provisions.

o CONVERTIBLE SECURITIES: The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of an issuer. Although the Fund will only purchase convertible securities that the investment manager considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund may invest in such securities without regard to corporate bond ratings.

o NOT GUARANTEED: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH & INCOME FUND

o STOCK MARKET RISK: Stock markets are volatile and can decline significantly in response to adverse company, political, regulatory, market, or economic developments. Stock markets tend to move in cycles, with periods of rising and falling prices.

o EQUITY SECURITIES: Because the Fund may invest all or a majority of its assets in equity securities, including common stocks of U.S. companies, the Fund carries the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer's historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company's size, the more susceptible to rapid decreases in the value of their securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may be greater investment risks. Therefore, the value of securities of mid-cap (medium size), less well-known issuers can be more volatile then stocks of large-cap companies, and securities of smaller companies ("small-cap") are considered more volatile then those of mid-cap companies.

o COMMON STOCKS: The Growth & Income Fund invests a majority of its assets in common stocks of U.S. companies. Common stocks in general fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. While the value of common stocks that pay higher than average dividends tends to fluctuate less than growth stocks, they are subject to some degree of interest rate risk and can be more volatile than the broad stock market during periods when interest rates are changing. Common stockholders are subordinate to the issuer's debt holders for any claims against the assets of the issuer or return of capital in a liquidation. Common stock typically carries dividend and other rights or preferences that are inferior to the rights and preferences of preferred stock.

o PREFERRED STOCKS: Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

o CONVERTIBLE SECURITIES: A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of an issuer. Although the Fund will only purchase convertible securities that the investment manager considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund may invest in such securities without regard to corporate bond ratings.

o SMALL COMPANY INVESTMENT RISK: Includes the general risks of investing in common stocks such as market, economic and business risk that cause their prices to fluctuate over time. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in, or failure of, management and to other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources.

o MANAGEMENT STYLE RISK: The risk of poor security selection could cause the Fund to lose money and underperform stock market indices or other funds with similar investment objectives.

o INVESTING IN OPTIONS: The Fund may purchase and sell options. The Fund may invest in options for hedging and non-hedging purposes (to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risks of loss. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock and there are risks associated with the use of options, including the risk that the prices of the option instruments may not rise or fall at the same rate as the underlying assets (sometimes called "correlation risk"). Successful use of options depends upon the investment manager's ability to predict certain market movements, which cannot be assured. The use of options may require the Fund to purchase or sell securities at prices that are not advantageous to the Fund, may cause the Fund to hold a security it might otherwise sell because the market for the option has become illiquid, and may limit the amount of appreciation that might otherwise have been realized on a security. If the Fund purchases a put or call option that expires without value, the Fund will have incurred an expense in the amount of the cost of the option. Although the Fund uses options to enhance and protect Fund values, there is a risk of greater losses than if options were not used. By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

o HEDGING: The techniques that will be used by the Fund to hedge its portfolio are generally considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

o SHORT-TERM TRADING AND PORTFOLIO TURNOVER: Generally, the Fund intends to invest for long-term purposes. However, the Fund may engage in active and frequent trading to achieve its goals. This may result in high portfolio turnover and occasional short-term trading, which could produce higher brokerage commissions to the Fund and taxable distributions to you.

o ASSET ALLOCATION: Based upon market conditions and trends perceived by the investment manager, the Fund may place an investment emphasis on one or more market sectors at any given time. Individual market sectors may be subject to greater fluctuation than the market as a whole. Thus, there is a risk that the value of your shares may rise and fall faster than the shares of other mutual funds with similar investment objectives.

o INCOME INVESTING: The Fund's investment in debt obligations and other income-oriented securities carries three major risks (see sidebar on page 6) to which you will be exposed, including interest rate risk, credit risk and call risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

o U.S. GOVERNMENT OBLIGATIONS: The U.S. Government "full faith" obligations are considered "risk free," with respect to credit and call risk, but are subject to interest rate risk, and therefore, market price fluctuation. Although still considered of exceptionally high quality, the credit and call risk increases, in order of appearance, for the U.S. Government obligations listed in the Principal Strategies of the Income Fund.

TEMPORARY DEFENSIVE POSITION Both Funds may take a temporary defensive position inconsistent with such Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the investment manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash for temporary or emergency purposes, the fundamental goal of the Fund may not be realized.


PAST PERFORMANCE

The bar charts and performance tables shown on the following pages provide some indication of the risks and variability of investing in the Funds by showing changes in the performance of the Funds from year to year, and by showing how the average annual total returns of the Funds compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

The impact of taxes is not reflected in the bar charts; if reflected, returns would be less than those shown.

ELITE INCOME FUND
YEAR-BY-YEAR TOTAL RETURN (%) EACH YEAR:

                               [GRAPHIC OMITTED]

    9.76   9.64   -2.21   10.94   8.51   5.82   4.55   3.07   0.52   4.82

     97     98      99      00     01     02     03     04     05     06

BEST QUARTER:  Q3 1998  +5.43%      WORST QUARTER: Q2 1999  -1.16%




ELITE GROWTH & INCOME FUND
YEAR-BY-YEAR TOTAL RETURN (%) EACH YEAR:

                               [GRAPHIC OMITTED]

   28.16   7.06   -1.9    14.26   1.88 -29.69  24.34  11.63   9.08  11.88

     97     98      99      00     01     02     03     04     05     06


BEST QUARTER:  Q2  1997  +15.87%    WORST QUARTER:  Q2 2002 -20.31%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006:

The tables below show how each Fund's average annual total returns compared with those of broad measures of market performance. The tables also present the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ELITE INCOME FUND
                                                             1 Year    5 Years     10 Years
                                                             ------    -------     --------
Return Before Taxes........................................   4.82%     3.74%       5.46%
Return After Taxes on Distributions........................   3.08%     1.98%       3.38%
Return After Taxes on Distributions
     and Sale of Fund Shares...............................   3.11%     2.18%       3.41%

Lehman Brothers Govt. Intermediate Bond Index1
   (reflects no deduction for fees, expenses or taxes).....   4.41%     4.48%       5.82%

Lipper Short/Intermediate Bond Fund Index2
     (reflects no deduction for taxes).....................   4.07%     3.80%       5.05%


ELITE GROWTH & INCOME FUND
                                                            1 Year     5 Years     10 Years
                                                            ------     -------     --------
Return Before Taxes........................................  11.88%     3.56%       6.44%
Return After Taxes on Distributions........................   9.78%     2.53%       5.28%
Return After Taxes on Distributions.
     and Sale of Fund Shares...............................  10.07%     2.83%       5.17%
S&P 500 Index3 (reflects no deduction
     for fees, expenses or taxes)..........................  15.79%     6.19%       8.42%

1 The Lehman Brothers Govt. Intermediate Bond Index is an unmanaged index designed to be generally representative of the performance of intermediate term domestic bonds.

2 The Lipper Short/Intermediate Bond Fund Index is a composite of short to intermediate-term bond funds tracked by Lipper, Inc. and returns reflect deduction for the fees and expenses of operating those funds.

3  The  S&P  500  Index  is  an   unmanaged   index  of  common  stocks  from  a
representative sampling of 500 of the largest U.S. companies in leading U.S. industries.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Shareholder (Load) Imposed on Purchases.......................None
Deferred Sales Charge Load....................................None
Sales Charge (Load) Imposed on Reinvested Distributions.......None
Redemption Fee................................................None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                INCOME       GROWTH & INCOME
                                                FUND(1)           FUND

Management Fees                                  0.70%             1.00%

Distribution (12b-1) Fees                        0.00%             0.00%

Other Expenses                                   0.52%             0.39%
                                                 -----             -----
Total Annual Fund Operating Expenses             1.22%             1.39%


(1) The ratio of gross expenses to average net assets reflects the expense ratio excluding any fee waivers or expense reimbursements by the investment manager. Other Expenses and Total Annual Fund Operating Expenses of the Income Fund were reduced during the fiscal year ended September 30, 2006 to 0.34% and 1.04%, respectively, because of voluntary management fee waivers and expense reimbursements by the investment manager. Fee waivers and expense reimbursements may be discontinued at any time by the investment manager.

     EXAMPLE This Example is intended to help you compare the cost of investing in the Funds with cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

                               1 YEAR       3 YEARS      5 YEARS     10 YEARS

     Income Fund                 $124          $387        $ 670       $1,477

     Growth & Income Fund        $142          $440         $761       $1,669

HOW TO BUY SHARES

GETTING HELP You may buy shares by mail or telephone and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. Individual Retirement Accounts and corporate or self-employed retirement plans generally require special or supplemental application forms. Obtain these forms or get assistance opening accounts by calling toll-free, 1-800-423-1068, by writing to The Elite Group, 1325 4th Avenue, Suite 1744, Seattle, WA 98101, or by visiting our web site WWW.ELITEFUNDS.COM.

ACCOUNT MINIMUMS The minimum initial investment in each Fund is $10,000 ($1,000 for IRA accounts). Please bear in mind that the Fund may close your account if it falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.

================================================================================

-> NO LOAD FUNDS

Unlike many mutual funds, The Elite
Group of Mutual Funds are true NO
LOAD funds.  This means that when you
buy shares directly from the Funds, no
sales commissions or other distribution
charges will deducted from your
investment and 100% of your money will
be used to buy Fund shares.  If you
prefer, you may buy shares through a
broker-dealer, who may charge you a fee
for its services.


PURCHASE BY MAIL To open an account, complete and sign the Account Application form accompanying this prospectus. Be sure to indicate in which Fund(s) you wish your investment to buy shares, and make your check payable to The Elite Group. Mail the application and your check to the transfer agent: PFPC Inc., P.O. Box 9787, Providence, RI 02940.

To add to your account, mail your purchase check to the same address. Be sure to include the Additional Investment Form which is attached to your Fund confirmation statement or include a letter identifying the Fund whose shares you wish to purchase and your account number.

Please note that overnight and express delivery services do not deliver to Post Office boxes. Please follow the instructions for regular mail orders, but use the following address to insure prompt delivery: PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

PURCHASE BY BANK WIRE To open an account or add to an existing account (the minimum addition by bank wire is $3,000), please call the transfer agent, PFPC Inc., toll-free at 1-800-441-6580, BEFORE WIRING FUNDS, to advise them of your forthcoming investment, the dollar amount and the account registration. They will provide you with an account number for your account. This will insure prompt and accurate handling of your investment. Following your call to the transfer agent, instruct your bank to use the following wiring instructions:

Wire to:      PNC Bank
              Pittsburgh, PA
              ABA # 031000053
              Account Name: The Elite Group
              Account Number: 86-0690-6209
              Credit [Insert name of Elite Fund]
              FBO [Insert shareholder's name and account #]

It is important that the bank wire contain all the information and that the transfer agent receive prior telephone notification to ensure proper credit. The Funds and their transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your financial institution may charge you a fee for this service.

AUTOMATIC INVESTMENT PLAN The Automatic Investment Plan allows you to purchase additional shares by an electronic transfer of funds monthly from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Elite Fund of your choice. You may join the Automatic Investment Plan by completing an Automatic Investment Plan Application which you may obtain from the Fund or the transfer agent. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-800-441-6580 or by writing to the transfer agent, PFPC Inc., P.O. Box 9787, Providence, RI 02940. The change or cancellation will be effective ten business days following receipt.

It will take about 15 days for the transfer agent to process your Automatic Investment Plan enrollment. The Funds may modify or terminate the Automatic
Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

RETIREMENT PLANS Individual Retirement Accounts ("IRAs") and other retirement plans, including the regular deductible IRA, the Roth nondeductible IRA and Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") are available to enable individuals and employers to set aside tax-deferred investments in the Funds. In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans. For assistance and an application, please call The Elite Group at 1-800-423-1068.

================================================================================
-> PRICING OF SHARES

The value of Fund shares rises and falls constantly. The price you pay when you buy Fund shares is determined at the next calculation of net asset value after your purchase order is received by the transfer agent in proper form as described under "How to Purchase Shares." A signed and completed account application must be delivered prior to your initial purchase, along with the purchase price in U.S. dollars and subsequent purchases must include the correct account number. Net asset value (NAV) is determined on each day that the New York Stock Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., New York time). At this writing, the New York Stock Exchange is open for business every Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Funds value their portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available, or the investment manager believes they are unreliable, at their fair values as determined by the investment manager under the ultimate supervision of the Funds' Board of Trustees, pursuant to procedures adopted by the Board. When fair value pricing is employed because the investment manager believes market quotations are unreliable, the prices of the securities used by the Funds to calculate their NAVs may differ from quoted or published prices for the same securities.


ACCOUNT CONDITIONS The Funds may reject your application under circumstances or in amounts considered disadvantageous to shareholders (for example, if you previously tried to purchase shares with a bad check or failed to provide the proper social security or tax identification number).

Your purchase request will not be effective until it is actually received in proper form by the transfer agent. The U.S. Postal Service and other independent delivery services are not agents of the Funds. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, does not constitute receipt by the transfer agent.

A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish The Elite Group with a correct TIN, The Elite Group is required to withhold taxes on all distributions and redemption proceeds.

Payment for purchases must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $25. If you are a shareholder, the Fund shall act as your Agent to redeem shares from your account at their then-current net asset value per share to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. Therefore, the Funds do not accommodate frequent trading. Since inception, the Funds have not experienced frequent or short-term trading of Fund shares and have therefore not discouraged frequent purchases and redemptions. However, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds, should it occur. The policies delegate to the investment manager authority to discourage, limit or reject a purchase order, in its sole discretion, should the investor engage in frequent or short-term trading of a Fund's shares. Any rejections of purchase orders will be made within 24 hours. The Board of Trustees retains ultimate supervision over the investment manager's enforcement of the Funds' policies and procedures with respect to market timing. The investment manager and Chief Compliance Officer for the Funds monitor shareholder trading activity to ensure it complies with the Funds' policies. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions for the purchase of shares of a Fund or withdraw all or any part of the offering made by this prospectus.

The Funds believe that frequent purchases and redemptions of Fund shares (market timing), while not illegal, is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the investment manager to implement a Fund's investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund's ability to maximize investment return; and potentially diluting the value of a Fund's shares. These risks can have an adverse affect on a Fund's performance.

The Funds rely on its service provider's reporting of shareholder trading activity to help enforce their market timing policies. The Board has adopted policies and procedures which allow the investment manager (under the ultimate supervision of the Board) the right to reject or limit an order placed from an omnibus account if it believes active trading has occurred in the omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. When you open an account, we will ask for your name, address, date of birth, and other information that will allow the Funds to identify you. We may also ask to see your driver's license or other identifying documents. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. Closed accounts will be valued at the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds and in some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.


HOW TO SELL SHARES

GETTING HELP You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks out of your Fund account. There is no charge for redeeming shares; you receive the full net asset value per share. If you prefer, you may sell your shares through a broker-dealer, who may charge you a fee for its services. Get assistance redeeming shares by calling toll-free, 1-800-423-1068, or by writing to The Elite Group, 1325 4th Avenue, Suite 1744, Seattle, WA 98101.

SELLING SHARES BY MAIL Send a written redemption request letter to the transfer agent, PFPC Inc., P.O. Box 9787, Providence, RI 02940. Your request must include:

(a)  your share certificates, if issued;
(b) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(c) signature guarantees and other documents (see "Signature Guarantees" below).

Please note that if you paid for the shares you are redeeming by check, payment will not be made until the transfer agent can verify that the purchase check has cleared.

================================================================================

-> PRICE AND TIMING

The value of Fund shares
changes constantly.  Whether you
sell your shares by mail or
telephone, the price you receive
is determined at the next
calculation of net asset value per
share after your sale order is
received by the transfer agent in
proper form as described under
"How to Sell Shares".  To
understand how and when
shares are priced, see the
sidebar, "Pricing of Shares,"
on page 15.

The  proceeds of your sale will
ordinarily be sent to you within
one or two business days,
but no later than seven (7) days,
after receipt of your request.


SELLING SHARES BY TELEPHONE Make a toll-free telephone call to the transfer agent at 1-800-441-6580. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you and the Funds, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the transfer agent. Also, the transfer agent will use procedures it has established to confirm your identity and will send a written confirmation of the transaction to your address of record. Among other things, the transfer agent will require you to provide identifying information which is unique to you. This could include a password or other form of personal identification. In addition your call will be recorded.

THE TELEPHONE  REDEMPTION  PRIVILEGE  MUST BE  AUTHORIZED  IN ADVANCE.  You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the transfer agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) to mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund or the transfer agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign the Form and provide a signature guarantee and other required documents (see "Signature Guarantees" below). You may cancel the privilege at any time by telephone or letter.

RISKS ASSOCIATED WITH TELEPHONE REDEMPTION. Redeeming by telephone is a convenient service enjoyed by many shareholders. There are important factors you should consider before activating the privilege. The Funds and the transfer agent believe that the procedures it has established for telephone redemption reasonably protect shareholders from fraudulent transactions. You should be aware of the Funds' policy that, provided the Funds follow such procedures, neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 15 days. During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the transfer agent by telephone, you may redeem shares by mail.

================================================================================

-> If You Exchange Shares:

o    The  minimum   account   size
     requirement,   discussed   on
     page 13, applies to each Fund
     account affected.

o    The account  registration for
     each  Fund  involved  must be
     identical.

o    The  exchange  request,  once
     made, may  not be  changed or
     cancelled.


EXCHANGING SHARES You may, by mail or telephone, exchange shares (in amounts worth $1,000 or more) of one Elite Fund for shares of the other Elite Fund. To exchange by mail, follow the procedures for selling by mail and specify in your letter of instruction that you want the proceeds invested in the other Elite Fund. Telephone exchange privileges must be authorized in writing, in advance, with the transfer agent. Once authorized, simply call the transfer agent at 1-800-441-6580 to make an exchange.

Your exchange will take effect as of the next determination of net asset value per share of each Fund involved. Such NAV determinations will occur on the same day for both Funds. To cancel your telephone exchange privilege, call the transfer agent at 1-800-224-4743, or write to the transfer agent's address shown on the back cover. The Elite Group reserves the right to limit the number of purchases through an exchange or to otherwise prohibit or restrict a shareholder, or all shareholders, from making exchanges at any time, should the Trustees determine that it would be in the best interest of our shareholders to do so. You will be given at least 10 days written notice prior to imposing restrictions or prohibition on exchange privileges. An exchange, for tax purposes, constitutes the sale of the shares of one Fund and the purchase of those of another; consequently, the sale will usually involve either a capital gain or loss to the shareholder for Federal income tax purposes. There is currently no service charge for exchanges, but the Funds reserve the right to impose such a charge in the future. Shareholders would first be given a 60-day written notice. During drastic economic and market changes, telephone exchange services may be difficult to implement. The exchange privilege is only available in states where the exchange may legally be made and the Funds reserve the right to limit the number of purchases that can be made through an exchange (see "Frequent Purchases and Redemptions of Fund Shares" beginning on page 15).

SYSTEMATIC WITHDRAWAL PLAN You may have regular monthly checks sent to you or someone you designate by authorizing the transfer agent to redeem the necessary number of shares from your Fund account on the 25th of each month to make the payments requested. Payments must be at least $500 and your Fund account must have a value of at least $25,000 to begin a Systematic Withdrawal Plan. If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place the next business day. Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days. Checks will be made out to you exactly as your account is registered with the transfer agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the plan application (see
"Signature Guarantees," below). Shares you hold certificates for may not be included in, or redeemed under, this plan. Costs of administering the plan are borne by the Fund. You should be aware that, like all sales of Fund shares, systematic withdrawals reduce the value of your account with such Fund and result in realized capital gains or losses. You may stop your participation in the Plan at any time upon written notice to the Fund or transfer agent. The Fund or transfer agent may terminate the Systematic Withdrawal Plan upon 30 days written notice. Applications and further details may be obtained by writing or calling The Elite Group.

REDEMPTIONS IN KIND You will generally receive cash (or a check) when you redeem your Fund shares. It is possible, however, that conditions may arise which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would bear the market risks of holding such securities, including the risk that the value of the securities may decline and then incur brokerage costs when these securities are sold. Both Funds have made an irrevocable commitment to pay redemptions in cash to any shareholder of record during any 90 day period if the redemption requests an amount not exceeding the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

SIGNATURE GUARANTEES A signature guarantee is a widely accepted way to protect you, the Funds, and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account. Signature guarantees are required for (1) all mail order redemptions of shares having a value in excess of $50,000, (2) change of registration requests, and
(3) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial account application. The Funds may require a signature guarantee under other circumstances, in their discretion.

When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

The signature guarantee must appear on:
o    your written request;
o a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed; or
o all stock certificates tendered for redemption and, if you are redeeming shares held for you by the transfer agent, on the letter or stock power.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) must submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed. You may avoid time delays by calling the transfer agent for assistance before sending your service request.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

DIVIDENDS AND DISTRIBUTIONS You will receive dividends from net investment income, if any, quarterly. You will also receive net realized capital gains distributions, including short-term gains, if any, during September and December. All dividends and distributions will automatically be paid to you in additional shares of the particular Fund at the then current net asset value on the "ex-date," which is normally the day following the record date. You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the transfer agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Dividends and distributions are paid on a per-share basis. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the payment. Keep in mind that if you purchase shares shortly before the payment of a dividend or the distribution of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution, if any.

TAX CONSEQUENCES During the time you hold a Fund's shares, you may be subject to federal income tax on the Fund's distributions, whether you receive them in additional shares or cash. The quarterly and annual distributions that the Funds intend to make will be taxed as ordinary income and capital gains. Capital gains may be taxable at different rates, depending upon the length of time a Fund holds its assets. The Income Fund's distributions will primarily be ordinary income. Because of its flexible investment strategy, the Growth & Income Fund's distributions will consist of both ordinary income and capital gains, the proportion of which will vary from year to year.

When you sell your shares in a Fund, any gain on the transaction may be subject to federal income tax. This also applies to an exchange, which is considered the sale of one Fund and the purchase of another.

If you are not subject to tax on your income, you will not be required to pay taxes on the amounts distributed to you or on gains received when you sell or exchange shares. Buying, holding, selling and exchanging Fund shares may also be subject to state tax, depending upon the laws of your home state.


DISCLOSURE OF PORTFOLIO HOLDINGS

A listing of each Fund's portfolio holdings as of the end of the prior month can be found on the Funds' web site. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.


MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER McCormick Capital Management, Inc., 1325 4th Ave., Suite 1744, Seattle, Washington 98101, has been investment manager of each Fund since the Funds were first offered to the public in 1987. Its duties include on-going management of each Fund's investment portfolio and business affairs. In addition, the investment manager provides certain executive officers to The Elite Group and supplies office space and equipment not otherwise provided by the Funds.

The investment manager receives a management fee from the Income Fund equal to 0.70% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million of such assets, and 0.50% of such assets over $500 million. The investment manager receives a management fee from the Growth & Income Fund equal to 1.00% of the first $250 million of the Fund's average daily net assets, 0.75% of the next $250 million of such assets, and 0.50% of such assets over $500 million.

A discussion regarding the basis for the Board of Trustees approving each Fund's Management Agreement with the investment manager is available in the Funds' semiannual report for the period ended March 31, 2006.

PORTFOLIO MANAGERS The portfolio managers of the Funds are responsible for the day to day investment policy, portfolio management and investment research for the Funds. Their business experience and educational backgrounds are described below. The Statement of Additional Information contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Richard S. McCormick, founder of The Elite Group, has served as portfolio manager of the Growth & Income Fund since 1987. Mr. McCormick is the President and Chief Executive Officer of the investment manager. He is also Chairman of the Board of Trustees and President of The Elite Group. His investment management experience dates back to 1969, and includes management of numerous large capital funds--for banks, labor unions, corporations, universities and municipalities. He graduated from the University of Washington with a finance degree and is a Chartered Financial Analyst. Mr. McCormick was also portfolio manager for the Income Fund from 1987 to 1993.

Michael Cheung has served as portfolio manager of the Income Fund since he joined The Elite Group in October 2002. He has over 20 years of investment experience. Mr. Cheung has also served as a Principal, Vice President and Fixed Income Manager for Washington Capital Management, Inc. since 2002. Prior to joining Elite, Mr. Cheung was a portfolio manager for General Electric Financial Assurance Holdings, Inc. from 2000 to 2002. Mr. Cheung's extensive fixed income portfolio management experience includes the direct responsibility for investing $26 billion for General Electric Financial Assurance and $8 billion for the State of Alaska. His investment strengths include global economic and capital markets analysis as well as a diverse investment exposure in all sectors of the bond market. Mr. Cheung graduated from University of Wisconsin-Green Bay and holds an MBA from Texas Christian University. He is a Chartered Financial Analyst.

CODES OF ETHICS The Funds and the investment manager have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Funds, the investment manager and the investment manager's employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities that may also be held by the Funds for their personal accounts subject to certain restrictions. These personnel cannot buy or sell securities on the same day a Fund is trading in such a security or an equivalent security until that order is executed or withdrawn. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


FINANCIAL HIGHLIGHTS

The financial highlights table for each Fund (on the following page) is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the year ended September 30, 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available without charge upon request. The information for years ended prior to September 30, 2006 was audited by other independent auditors.


THE ELITE INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                    YEAR ENDED SEPTEMBER 30,
                                                                    ========================
                                                       2006        2005        2004        2003        2002
                                                       ====        ====        ====        ====        ====

NET ASSET VALUE, BEGINNING OF YEAR                   $  9.82     $ 10.12     $ 10.40     $ 10.53     $ 10.51
                                                   ------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                  0.39        0.31        0.30        0.37        0.49
 Net gain (loss) on securities
   (both realized and unrealized)                      (0.02)      (0.20)       0.03)       0.15        0.07
                                                   ------------------------------------------------------------
     Total from investment operations                   0.37        0.11        0.27        0.52        0.56
                                                   ------------------------------------------------------------
LESS DISTRIBUTIONS
 Dividends from net investment income                  (0.42)      (0.41)      (0.46)      (0.56)      (0.50)
 Distributions from net realized gains                     -           -       (0.09)      (0.09)      (0.04)
                                                   ------------------------------------------------------------
     Total distributions                               (0.42)      (0.41)      (0.55)      (0.65)      (0.54)
                                                   ------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $  9.77     $  9.82     $ 10.12     $ 10.40     $ 10.53
                                                   ============================================================

TOTAL RETURN                                            3.87%       1.09%       2.64%       5.03%       5.42%

RATIOS/SUPPLEMENTAL DATA
 Net asset value, end of year (in 000's)              $18,227     $19,363     $20,271     $20,107     $23,284
 Ratio of expenses to average net assets*               1.22%       1.15%       1.03%       1.05%       1.01%
 Ratio of net investment income to
   average net assets                                   4.00%       3.01%       2.80%       3.47%       4.61%

PORTFOLIO TURNOVER                                    120.00%      93.19%      61.99%      69.17%      66.74%

* Ratio reflects expenses prior to reimbursement from the manager. Expense ratios after reimbursement were 1.04%, 1.04%, 0.95%, 0.95% and 0.94% for 2006, 2005, 2004, 2003 and 2002, respectively.


THE ELITE GROWTH & INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                                                    YEAR ENDED SEPTEMBER 30,
                                                                    ========================
                                                       2006        2005        2004        2003        2002
                                                       ====        ====        ====        ====        ====

NET ASSET VALUE, BEGINNING OF YEAR                   $ 20.77     $ 18.90     $ 18.13     $ 15.67     $ 22.05
                                                   ------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                  0.12        0.06        0.01           -        0.01
 Net gain (loss) on securities
   (both realized and unrealized)                       1.00        3.03        2.22        3.30       (6.37)
                                                   ------------------------------------------------------------
     Total from investment operations                   1.12        3.09        2.23        3.30       (6.36)
                                                   ------------------------------------------------------------
LESS DISTRIBUTIONS
 Dividends from net investment income                  (0.14)      (0.02)          -       (0.01)      (0.00)**
 Distribution from net realized gains                  (2.62)      (1.20)      (1.46)      (0.83)      (0.02)
                                                   ------------------------------------------------------------
     Total distributions                               (2.76)      (1.22)      (1.46)      (0.84)      (0.02)
                                                   ------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $19.13     $ 20.77     $ 18.90     $ 18.13     $ 15.67
                                                   ============================================================

TOTAL RETURN                                            5.40%      16.35%      12.30%      21.10%     (28.87)%

RATIOS/SUPPLEMENTAL DATA
 Net asset value, end of year (in 000's)              $61,800     $59,664     $55,901     $50,148     $42,984
 Ratio of expenses to average net assets*               1.39%       1.36%       1.34%       1.34%       1.38%
 Ratio of net investment income to
   average net assets                                   0.57%       0.27%       0.07%       0.00%       0.07%

PORTFOLIO TURNOVER                                    188.52%     143.87%     144.91%    184.10%      168.61%

* Ratio reflects fees paid through a directed brokerage arrangement. The expense ratios for 2005, 2004, 2003 and 2002 excluding fees paid through the directed brokerage arrangement were 1.35%, 1.25%, 1.20% and 1.29%, respectively.

**   Distribution less than $0.01 per share.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY
                                (REGULATION S-P)


Dear Shareholders:

Regulation S-P is designed to protect the privacy of individuals who obtain financial products or services. The following describes how The Elite Group of Mutual Funds, McCormick Capital Management, and PFPC Inc. handle your personal information, and what steps we take to protect your privacy. WE DO NOT DISCLOSE YOUR PERSONAL INFORMATION TO FINANCIAL INSTITUTIONS OR NON-AFFILIATED THIRD PARTIES, EXCEPT AS ALLOWED BY LAW AND AS SET FORTH BELOW.

WHO WE ARE
The Elite Group of Mutual Funds is a mutual fund registered under the Securities Act of 1933 and Investment Company Act of 1940. McCormick Capital Management is a registered investment advisor with a contract to administrate and manage the assets of the Elite Mutual Funds. The Board of Trustees of The Elite Group has also contracted with PFPC Inc. to establish and maintain shareholder accounts. PFPC Inc. maintains the original account applications and other documents necessary to administrate shareholder accounts.

ACCESSING INFORMATION
Access to customer information is authorized for business purposes only. It is based on our need to know such information to better assist you in making informed investment decisions. The Elite Group, McCormick Capital Management, and PFPC Inc. require its employees to protect and keep customer information confidential.

COLLECTING INFORMATION TO CONDUCT BUSINESS
Information collected is used to serve your financial needs, provide customer service, offer new products or services and fulfill legal and regulatory requirements. The type of information collected varies with the type of account. The information may include (but is not limited to): name, address, social security number, assets, income, age, beneficiaries for IRA accounts, and banking relationships. Other information developed over the life of the account is a history of account payments, withdrawals, and account balances.

SECURITY STANDARD
The Elite Group, McCormick Capital Management and PFPC Inc. continue to assess new technology and processes to provide additional protection of your personal information. We safeguard this information in accordance with federal standards and established security standards and procedures. Measures we take in this regard include implementation of physical, electronic, and procedural safeguards.

SHARING INFORMATION
In the course of conducting business, we may disclose some or all of the previously described information about you to other businesses including non-affiliated third parties, as allowed by law, for the purpose of:

     o In response to a subpoena, to prevent fraud, or to comply with an inquiry by a government agency or regulators.
     o Providing customer service or account maintenance including the development or maintenance of software.

If you have any questions or comments, please let us know.

--------------------------------------------------------------------------------

THE ELITE GROUP
OF MUTUAL FUNDS









ADDITIONAL INFORMATION

Additional information about the Elite Income Fund and the Elite Growth & Income Fund, including a description of The Elite Group's policies and procedures with respect to the disclosure of the Funds' portfolio securities, is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

CALL OR WRITE THE ELITE GROUP TOLL-FREE 1-800-423-1068 to obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided electronically and you may leave messages for our service personnel to be addressed the next business day. You may also write to The Elite Group at 1325 4th Avenue, Suite 1744, Seattle, WA 98101, or visit our web site,
WWW.ELITEFUNDS.COM for copies of the Funds' SAI and annual and semiannual reports.

CONTACT THE SECURITIES AND EXCHANGE COMMISSION. Information about The Elite Group, including the SAI of the Funds, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about The Elite Group and the Funds are also available on the EDGAR Database on the Commission's Internet site at WWW.SEC.GOV. Copies of this information may be obtained, after paying a duplicating fee: by electronic request at the following E-mail address, PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


Investment Company Act File No. 811-4804

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                FEBRUARY 1, 2007



                                 THE ELITE GROUP

                                 OF MUTUAL FUNDS



                              THE ELITE INCOME FUND



                         THE ELITE GROWTH & INCOME FUND







                           1325 4th Avenue, Suite 1744
                            Seattle, Washington 98101

                            1-800-423-1068 Toll-Free
                        1-206-624-5863 Local Seattle Area
                          Web Site: WWW.ELITEFUNDS.COM
                           Email: MCMINFO@MCMELITE.COM

This Statement of Additional Information ("SAI") is not a prospectus. A copy of the Funds' prospectus is available upon written or telephone request to The Elite Group, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Funds. The Annual Report of The Elite Group is incorporated by reference into this SAI, and is also available free of charge by calling our toll-free number.

TABLE OF CONTENTS



History of the Funds...........................................................1


Investment Strategies and Risks................................................1


Investment Limitations........................................................11


Purchase and Redemption of Shares.............................................12


Brokerage.....................................................................16


Management of the Funds.......................................................16


Policy Regarding the Selective Disclosure of Portfolio Holdings...............21


Capital Stock and Voting......................................................23


Taxation of the Funds.........................................................24


Performance Data..............................................................25


Financial Statements..........................................................27


Debt Securities Ratings.......................................................28


Appendix A: Proxy Policy......................................................30

HISTORY OF THE FUNDS

The Elite Group of Mutual Funds (the "Trust") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1986 as a Massachusetts business trust, it currently offers two Funds from which to choose, the Elite Income Fund and the Elite Growth & Income Fund, both diversified funds.

INVESTMENT STRATEGIES AND RISKS

The fundamental goal of each Fund, as described in the prospectus, and the investment limitations described beginning on page 10 in this Statement of Additional Information, may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund for which a change is proposed.1 All other strategies and limitations adopted by the Funds may be changed by a majority vote of the Board of Trustees. However, should a material change be adopted by the Trustees, shareholders would be provided a 60-day prior notice, in writing, and the prospectus would be amended.

The following discussion supplements the disclosure in the prospectus about the Funds' investment strategies and risks and should be read in conjunction with the prospectus.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

DEBT SECURITIES The Funds may both invest in U.S. corporate debt securities. Investment grade corporate debt obligations are generally considered to carry greater credit and call risk than the U.S. Government obligations cited above, yet have significant investment merit. Standard & Poor's(R) ("S&P") descriptions for their top four ratings, for example, range from "...EXTREMELY STRONG CAPACITY TO PAY PRINCIPAL AND INTEREST..." for its top rating to "...ADEQUATE CAPACITY...[WHERE] ADVERSE ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY TO LEAD TO A WEAKENED CAPACITY TO PAY PRINCIPAL AND INTEREST..." for the lowest of its top four grades. Moody's(R) descriptions include words like "...GUILT-EDGED..." for its top rating, and the cautionary language "...AND IN FACT HAVE SPECULATIVE CHARACTERISTICS..." for the lowest of its top four grades. For a description of the Moody's and S&P bond ratings, please see "Debt Securities Ratings," beginning on page 28. The investment manager relies, in part, on the quality ratings assigned by these and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk--the safety of principal and interest payments--but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

HEDGING The Growth & Income Fund (but not the Income Fund) may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Fund's return.

OPTIONS. The Growth & Income Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the

-------------------------------
1 Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A written call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A written put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

Options purchased or written by the Fund will be traded on the national securities exchanges.

Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce their ability to effect closing transactions at favorable prices.

The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of its total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of its total assets. The aggregate margin deposits required on all such options held by the Fund at any one time may not exceed 5% of its total assets.

The Growth & Income Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may enter into a "closing purchase transaction," by purchasing an option identical to the one it has written, and terminating its obligations under the covered call. The Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, it will not sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

The Growth & Income Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Fund is able to enter into a closing purchase transaction, it will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

The purchase of put options on securities enables the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund may continue to receive interest or dividend income on the security.

The Growth & Income Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, delivery an amount of cash, which loss may only be partially offset by the amount of premium received.

The Growth & Income Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the Fund may use them.

The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

The Growth & Income Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS AND FORWARDS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the Fund may partially or completely offset losses on the futures contracts.

If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on the investment manager's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

The Growth & Income Fund has the ability to short futures.

The Growth & Income Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, they will limit such investments to those which have been approved by the CFTC for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options."

BONA FIDE HEDGING. The Growth & Income Fund will only enter into options on futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Fund that would satisfy the Rule include the following:

(1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);
(2) to establish a position as a temporary substitute for purchasing or selling particular securities; or
(3) to maintain liquidity while simulating full investment in the securities markets.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER Generally, the Growth & Income Fund intends to invest for long-term purposes. However, the Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. Because of the aggressive strategies that may be employed by the Growth & Income Fund, portfolio turnover can be expected to range between 100% and 300%. The Growth & Income Fund's portfolio turnover rate may involve greater transaction costs relative to other mutual funds and may have tax and other consequences.

OTHER INVESTMENT STRATEGIES THAT ARE NOT PRINCIPAL INVESTMENT STRATEGIES

HIGH YIELD/HIGH RISK BONDS The Income Fund may invest in high yield/high risk bonds (so-called junk bonds) in order to significantly boost its income potential. Because of the risks inherent in high yield/high risk bonds, the Income Fund limits its investments in them to 5% of its total assets. The Growth & Income Fund, except as a "special situation," does not normally invest in high yield/high risk bonds. The Growth & Income Fund limits its investment in lower quality debt securities--taken together with special situations--to no more than 5% of its total assets.

High yield/high risk bonds are corporate debt securities that are rated lower than investment grade. Like their higher-quality counterparts, these securities may include issues with equity conversion privileges and may be structured as zero coupon bonds. Because of risk factors, each Fund will not invest in issues rated lower than Moody's(R) Ca or S&P's(R) CC (or non-rated issues the investment manager believes to be of comparable quality). For more information on the ratings of debt securities, see "Debt Securities Ratings," beginning on page 28. High yield/high risk bonds generally involve greater credit risk than higher rated securities and are considered by S&P and Moody's to be predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. The risks of high yield/high risk bonds include:
o    limited liquidity and secondary market support;
o significant volatility in market price when prevailing interest rates or investor perceptions change;
o the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn;
o call/redemption and sinking fund provisions which may be exercised during periods of declining interest rates, which could cause the Fund to have to reinvest the proceeds in lower yielding securities;
o    possible subordination to senior claims of banks or other creditors; and
o the potential that the earnings or cash flow of the issuer may be inadequate to meet the required payment obligations on its debt issues.

Each Fund will invest in high yield/high risk bonds only when the portfolio manager believes the assumed risk is justified by the potential for increased income to the Fund. When such issues are held by a Fund, the issuers of such securities and the secondary markets in which they are traded will be closely monitored by the portfolio manager.

ZERO COUPON SECURITIES Each Fund may invest in zero coupon U.S. Government and corporate bonds ("Zeros"). Such securities do not make periodic interest payments, but are purchased at a discount from their face, or maturity, value. Thus, the holder receives only the right to receive the face value upon maturity. An advantage of Zeros is that a fixed yield is earned on the invested principal and on all accretion of the discount from the date of purchase until maturity. The holder of a bond which makes a periodic interest payment, on the other hand, bears the risk that current interest payments, when received, must be reinvested at then-current yields, which could be higher or lower than that of the bond originally purchased. A disadvantage is that the Fund must recognize, as interest income, the accretion of the discount from the date of purchase until the date of maturity or sale, even though no interest income is actually received in cash on a current basis. The Fund must distribute all or substantially all of such interest income annually to its shareholders. Zeros are subject to greater price volatility than bonds paying periodic interest during periods of changing interest rates, more so with longer maturities.

DEFENSIVE STRATEGY AND SHORT-TERM SECURITIES Each Fund may hold cash and short-term securities in amounts needed to satisfy the liquidity needs of the Fund and, up to 100% of the Fund's assets, to implement the Funds' defensive strategy as discussed in the prospectus. Each Fund may purchase the following short-term money market securities:
o repurchase agreements and securities issued or guaranteed by the U.S Government or its agencies or instrumentalities;
o certificates of deposit, time deposits and bankers' acceptances issued by domestic banks which have total assets (at the time of the Fund's investment) in excess of $1 billion and are members of the Federal Reserve System (or such securities which may be issued by holding companies of such banks);
o corporate commercial paper which, at the time of purchase, is rated at least Prime-1 by Moody's or A-1 by S&P, or unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or by S&P; or
o money market funds (mutual funds classified as money market funds invest principally in money market instruments maturing within one year).

Each Fund limits investment in repurchase agreements and money market funds to no more than 5% of its net assets. (Fund limitations are measured at the time of acquisition).

REPURCHASE AGREEMENTS Each Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller (which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million) simultaneously commits to repurchase it at an agreed-upon price and on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the acquired security. The Funds will only enter into repurchase agreements involving U.S. Government securities. In repurchase agreement transactions, the underlying securities are held as collateral by the Fund's custodian bank until repurchased. Repurchase agreements involve risks in the event of the bankruptcy or other default of a seller of a repurchase agreement, including delays or restrictions on the Fund's ability to dispose of the underlying securities. Each Fund limits its investment in repurchase agreements to 5% of its total assets.

COMMERCIAL PAPER Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 by S&P or Prime-1 by Moody's") or unrated paper of issuers who have outstanding unsecured debt rated A or better by S&P or Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

BANK DEBT INSTRUMENTS Bank debt instruments in which the Funds may invest for temporary defensive purposes consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

FOREIGN SECURITIES AND ADRS Each Fund may invest in foreign securities. Each Fund will limit such investments to 5% of its total assets. American Depository Receipts (ADRs) traded on the New York or American Stock Exchanges are not considered foreign securities by the Funds, for the purpose of these limitations. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either "sponsored" or "unsponsored." Only sponsored ADRs may be listed on the New York Stock or American Stock Exchanges. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Funds for the purpose of calculating the limitation on Fund investment in foreign securities.

Foreign securities markets are generally not as developed or efficient as those in the United States. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign securities markets is less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about
non-U.S. issuers, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because stock certificates and other evidences of ownership of such securities may be held outside the United States, the Funds may be subject to additional risks. Risks could include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the ability of the Funds to collect principal and interest obligations or to liquidate holdings, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign governments, the Funds would be subject to the risk of the exchange value of the dollar dropping against the value of the currency in which a particular security is traded. This would have the effect of increasing the cost of such investment and would reduce the realized gain or increase the loss on such securities at the time of sale. The risks discussed above are generally higher in less-developed countries. Custodial expenses for a portfolio of non-U.S. securities are generally higher than for a portfolio of U.S. securities. Dividend and interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

NEW COMPANIES Each Fund may, from time to time, invest up to 5% of its total assets in securities issued by new companies. If a debt issuer's security has been guaranteed by an organization in business for more than three years, that security shall not be considered a new company for the sake of the 5% limitation. The management of new companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. New companies may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below.

SPECIAL SITUATIONS Each Fund may, from time to time, invest up to 5% of its total assets in special situations. Special situations are securities of companies which may be affected by particular developments unrelated to general market trends. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantage, or acquiring new management. Special situations may not be readily marketable and, if so, would be subject to the investment limitations on illiquid securities described below. The extent, if at all, to which the Funds will invest in new companies or special situations will be determined by the portfolio manager in light of all the pertinent facts and circumstances, with special consideration given to the risk involved in such investments.

WARRANTS Each Fund may invest in warrants, but will limit such investments to 5% of its net assets, and no more than 2% of a Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices for a specific period of time. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified period of time, it will become worthless and the Fund will lose both the purchase price and the right to purchase the underlying security. Prices of warrants do not necessarily move parallel to the prices of the underlying securities.

CONVERSION AND OTHER RIGHTS Each Fund may exchange securities or exercise conversion, subscription, warrants or other rights to purchase common stock or other equity securities. Each Fund may hold any such securities, except to the extent limited by the 1940 Act (with respect to diversification and concentration requirements) or the Funds' investment limitations restricting the securities held of any single issuer to no more than 5% of the value of the total assets of a Fund or 10% of the outstanding voting securities of such issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to herein and in the prospectus. Each Fund will not exercise rights or otherwise acquire securities when to do so would jeopardize its status under the 1940 Act as a "diversified" investment company.

SHORT-TERM TRADING AND PORTFOLIO TURNOVER Generally, the Income Fund intends to invest for long-term purposes. However, the Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. The Income Fund's portfolio turnover will typically range between 25% and 100%. If the Fund's portfolio turnover rate is higher, it may involve greater transaction costs relative to other mutual funds and may have tax and other consequences.

ILLIQUID SECURITIES It is each Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of its net assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

LENDING PORTFOLIO SECURITIES Each Fund is permitted to lend its portfolio securities for the purpose of generating additional income. In June, 2006 the Funds contracted with PFPC, custodian bank for the Funds, to make portfolio securities held by the Funds available for borrowing by eligible banks and member firms of the New York Stock Exchange. Loans of portfolio securities are in accordance with applicable regulatory requirements. Such loans are made only to banks and member firms of the New York Stock Exchange deemed by the investment manager to be credit worthy and of good standing. Loans of portfolio securities must be secured by collateral equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, securities issued or guaranteed by the U.S. Government or its agencies, irrevocable stand-by letters of credit issued by banks acceptable to management, or any combination thereof. Each Fund limits the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed 33% of the value of the Fund's net assets.

During the existence of a loan, the Fund will continue to receive a payment equal to the interest or dividends paid by the issuer on the securities loaned. In addition, the Fund will receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on the government securities.

Under the terms of its securities loans, the Funds have the right to call the loan and obtain the securities loaned at anytime. Voting rights may pass with the lending of securities. However, the Funds will retain the right either to call the loan in time to vote or consent, or to otherwise obtain rights to vote or consent, if a material event affecting the investment is to occur. The Funds may pay reasonable finder's, custodian and/or administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities are made only when, in the judgment of the Funds' investment manager, the income to be generated by the transactions justifies the attendant risk.

LEVERAGE The Growth & Income Fund's investment policies permit it to borrow money from banks on a secured or unsecured basis to purchase or carry securities and to pay interest on such loans. The Growth & Income Fund has not employed leverage in the past and has no current intention of employing it, but the Fund reserves the right to use leverage in the future. Shareholders will receive 60 days' written notice and the prospectus will be amended prior to any such change in its leverage practices.

To the extent leverage is employed by the Growth & Income Fund, and to the extent securities are purchased or carried with borrowed money, the net asset value of Fund shares will increase or decrease at a greater rate than would be the case if borrowed money were not used. The Fund may borrow from a bank to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If for any reasons the value of the Fund's assets fall below the coverage requirement of the 1940 Act, the Fund will, within three business days, reduce such borrowings to the extent necessary. In such event the Fund may be required to liquidate positions at times when it may not be desirable to do so. The use of leverage must be considered a speculative investment activity. The degree to which it is used, therefore, will be carefully evaluated by the investment manager, for each such transaction, in terms of the relevant potential for enhancing the total return of the Fund.

BORROWING AND PLEDGING Each Fund may borrow money as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets of the applicable Fund. The Funds may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. Borrowing may cause greater fluctuation in a Fund's net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs. The Growth & Income Fund may also borrow money for leverage purposes, as discussed above.

INVESTMENT COMPANY SECURITIES Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Funds have further limited their investment in other investment companies to no more than 5% of a Fund's net assets (see "Investment Limitations" below). Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

UNDERWRITING SECURITIES To the extent the Funds obtain non-controlling blocks of securities through private transactions, the Fund may incur expenses relating to the registration and disposition of such shares, or be subject to increased liability in connection with the registration and disposition of such shares.

MICRO-CAP SECURITIES While the Funds reserve the right to invest in securities of micro-cap companies (those have market capitalization below $300 million), the Funds do not currently invest in such securities, nor do they intend to. If the Funds do decide to invest in such securities in the future, the prospectus and this SAI will be supplemented accordingly. Micro-cap companies are more susceptible to rapid decreases in the value of their securities than larger companies, are more unstable or inexperienced than larger companies and therefore these securities are considered more volatile than securities of larger companies. There is also the risk that it may be more difficult to research and obtain accurate information about micro-cap companies because such information may not be readily available.

INVESTMENT LIMITATIONS

The Funds have adopted the fundamental investment limitations set forth below which cannot be changed without the affirmative vote of the majority of the outstanding securities of the Fund for which a change is proposed. When used in this Statement of Additional Information and the Prospectus, a "majority" of a Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Under these limitations, it is each Fund's policy:

(a)  not to issue senior securities;

(b) not to borrow money, except (i) for temporary or emergency purposes and, if so done, not in excess of 5% of the value of the total assets of the Fund (taken at the lower of then market value or cost), or (ii) as to the Growth & Income Fund only, for leverage purposes only if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding.

(c) not to underwrite the sale of securities of other issuers, but the Funds may acquire non-controlling blocks of securities from other issuers for investment purposes and if, at a subsequent date, Fund management determines that it is desirable to sell such blocks either (1) publicly, pursuant to Rule 144, another exemption, or an effective registration statement under the Securities Act of 1933 or (2) privately, without registration, a Fund may do so and may incur expenses relating to the registration and/or disposition of such securities;

(d) not to invest more than 25% of its total assets in any one industry or group of industries, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry) and will not be considered a group of industries for this purpose;

(e) not to buy or sell commodities, commodity contracts, real estate, or real estate mortgage loans, but the Funds may purchase securities of companies engaged in the real estate business;

(f) not to make loans, except that each Fund: (i) may purchase publicly distributed bonds and debt securities, which shall not be considered the making of a loan (but restricted debt securities are considered the making of a loan); (ii) may engage in repurchase agreement transactions as described herein; and (iii) reserves the right to lend its portfolio securities for the purpose of generating additional income;

(g) not to invest more than 5% of the value of its total assets in the securities of any single issuer;

(h) not to purchase more than 10% of the voting securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

(i) not to invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than 3 years (including predecessors);

(j) not to invest more than 10% of its net assets in restricted and other illiquid securities;

(k) not to purchase securities for the purpose of exercising control or management over the company issuing the securities;

(l) not to invest in securities of other investment companies except: (i) open market purchases involving only customary brokers commissions; (ii) as part of a merger, consolidation, or acquisition of assets; and (iii) money market mutual fund securities (those whose policies restrict investments to debt securities maturing in one year or less), provided that (a) the securities of such company are offered and redeemed without the imposition of sales commissions, and (b) that no such investment will be made if, after making the investment, more than 5% of the Fund's net assets (taken at cost at the time of purchase) would be invested in the securities of such mutual funds;

(m) not to purchase or retain the securities of any company if the officers or trustees of The Elite Group or the officers or directors of the investment manager, who own individually more than 1/2 of 1% of such securities of such company, together, own as much as 5% of the securities of such company;

(n)  not to engage in short sales;

(o) not to participate, on a joint or a joint and several basis, in any securities trading account (but the "bunching" of orders for sale or purchase of portfolio securities among the Funds or with other accounts under the management of the investment manager to save brokerage costs or to average prices among them is not deemed to result in a securities trading account);

(p) not to purchase securities on margin, except that the Growth & Income Fund may borrow from banks if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding (notwithstanding this restriction, the Funds may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities);

(q) not to purchase warrants if, as a result, a Fund would own warrants in excess of 5% of its net assets, including, within that limitation, 2% of its net assets in warrants not listed on the New York or American Stock Exchanges (for the purpose of this limitation, warrants acquired in units or attached to securities may be deemed to be without value);

(r)  not to engage in arbitrage transactions; and

(s) not to write or purchase options, except that the Growth & Income Fund may purchase options on stocks and stock indices and may write (sell) covered call options and covered put options provided that, the aggregate value of the securities underlying the calls sold or obligations underlying the puts sold (determined as of the date the options are sold) shall not exceed 25% of the Fund's net assets, the Fund must limit its aggregate premiums paid on the purchase of options held at any one time to 20% of the Fund's net assets, and the aggregate margin deposits required on all such options held at any one time may not exceed 5% of the Fund's total assets.

With the exception of the borrowing limitations [item (b) above] and the illiquid securities limitations [item (j) above], if a percentage limitation is adhered to at the time of investment, a later change in percentage resulting from changes in values of a Fund's investments or the net assets of a Fund will not be considered a violation of the limitation. With respect to the concentration limitation [item (d) above], it is the position of the staff of the Securities and Exchange Commission that concentration occurs when 25% or more of a Fund's total assets are invested in any one industry or group of industries.

PURCHASE AND REDEMPTION OF SHARES

In addition to the following services and procedures, the prospectus describes basic information you should know about purchasing and redeeming shares of the Funds.

REGULAR ACCOUNT The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in a Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive from the transfer agent a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the transfer agent issue share certificates representing all or part of the full shares in your account.

RETIREMENT PLANS As noted in the prospectus, an investment in Fund shares may be appropriate for IRA's and corporate retirement plans. Unless the Fund is otherwise directed, capital gains distributions and dividends received on Fund shares held by any of these plans will be automatically reinvested in additional Fund shares and will be exempt from taxation until distributed from the plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. The Elite Group intends to offer pre-qualified plans as described herein.

INDIVIDUAL RETIREMENT ACCOUNT (IRA). Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account, including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code ("the Code"), and assistance in opening an IRA may be obtained from The Elite Group. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

o DEDUCTIBLE IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $4,000 each year (increasing to $5,000 in 2008). Individuals age 50 and over are permitted to make additional annual IRA contributions of $1,000. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986 ("the Code"). The restrictions for the calendar year 2007, applicable to active participants in Employer Plans, are as follows:

     1. A single person who has an adjusted gross income of less than $60,000, is allowed to deduct a portion of his IRA contribution. That portion decreases proportionately to the extent the individual's income exceeds $50,000. No deduction is allowed where the single person's adjusted gross income is $60,000 or more.

     2. A married couple filing a joint return with adjusted gross income of less than $100,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $80,000. No deduction is allowed where the couple's adjusted gross income is $100,000 or more.

     3. A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $4,000 ($5,000 if 50 years of age or over), but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

o NONDEDUCTIBLE ROTH IRA. The Roth IRA allows individuals to contribute up to $4,000 ($5,000 if 50 years of age or older) annually out of earned income. Eligibility to contribute to a Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

o ROLLOVER TO A ROTH IRA. Amounts from existing deductible or nondeductible IRAs may be rolled over to a Roth IRA without the 10% early distribution penalty described below, unless the Taxpayer's adjusted gross income exceeds $100,000. However, regular income tax will be due on any existing taxable amounts that are rolled over from a current IRA.

o TAXATION OF IRAS UPON DISTRIBUTION. It may be advantageous to invest in Fund shares through deductible or nondeductible IRA contributions. The deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA. They may be taxable to you when distributed, however.

Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Nondeductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualified Distributions. Qualified Distributions are distributions made: (1) at least five years after the first year that a contribution was made to the Roth IRA; and (2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses (subject to a $10,000 lifetime maximum).

Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 10% of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying expenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institutional. Qualified expenses are reduced by certain scholarships and veterans' benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover Contributions, in the case of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth IRA.

CORPORATE RETIREMENT PLANS. Shares of either Fund may be purchased as an investment for Corporate Retirement Plans. There are tax penalties imposed for most premature distributions from such plans prior to age 59-1/2, except in the case of death or disability.

OTHER PLANS AND SERVICES. In addition to the foregoing plans, our investment manager makes available to shareholders in connection with their investment in the Fund(s), through its associates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated record keeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and record keeping requirements. These services can also accommodate so called "split-funding" options, where plan assets may be invested in various investments in addition to The Elite Group.

HOW TO ESTABLISH RETIREMENT ACCOUNTS All the foregoing retirement plan options require special applications or plan documents. Please call The Elite Group to obtain information regarding the establishment of retirement plan accounts. In the case of IRA and certain other pre-qualified plans, nominal fees will be charged in connection with plan establishment, custody and maintenance, all of which are detailed in plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

TRANSFER OF REGISTRATION   If you wish to transfer shares to another owner, send
a written request to the transfer agent, PFPC Inc., P.O. Box 9787, Providence, RI 02940. Your request should include:

o    the Fund name and existing account registration;
o signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;
o the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed;
o    stock certificates, if issued, for the shares being transferred; and
o medallion signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (See "Signature Guarantees" in the prospectus). If you have any questions about transferring shares, call the transfer agent, toll-free at (800) 441-6580.

PURCHASE, REDEMPTION AND PRICING OF SHARES The purchase price of shares of each Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Trust until it has been confirmed in writing by our transfer agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. Each Fund reserves the right, in its sole discretion, to:

o    suspend the offering of its shares;
o reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; and
o to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

WHEN SHARES ARE PRICED The net asset value of each Fund is determined as of the close of trading of the New York Stock Exchange, currently 4:00 p.m., New York City time. The net asset value is computed every day the Exchange is open for business. At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

HOW SHARES ARE PRICED Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. However, in the event that market value quotations are not readily available, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Over-the-counter securities are priced at the most recent quoted bid price. Stock exchange securities are priced at the latest quoted sale price on the principal exchange where the security is traded on the date of valuation. Listed options are priced at the mean between the bid and asked prices. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Trustees. Our management may compute the net asset value per share more frequently than once per day if necessary to protect our shareholders' interests.

INVOLUNTARY REDEMPTIONS The Board of Trustees has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $10,000, as discussed in the prospectus.

BROKERAGE

It is the Funds' intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Trust nor the investment manager is affiliated with any securities broker-dealer. The Funds may direct commission trades to brokers who provide the Funds or the investment manager with services useful to the Funds' daily operations ("directed brokerage arrangements"). Such services may include the payment for quotations and communications services. These services are useful in varying degrees to the Funds, but may be of indeterminable value. Services received by a Fund through directed commission trades may also be used by the investment manager for the benefit of the other Fund. Conversely, a Fund may also benefit from such transactions effected for the benefit of the other Fund.

It is the policy of the Trust not to pay higher commissions to any broker in consideration of research or other services provided than it would pay, all other things being equal, to a broker not providing such services. Total brokerage commissions paid by the Growth & Income Fund during the fiscal years ended September 30, 2006, 2005, and 2004 were $317,234, $395,374 and $393,651, respectively. Total brokerage commissions paid by the Income Fund during the fiscal years ended September 30, 2006, 2005, and 2004 were $19,565, $29,032, and $17,205, respectively.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. These "Independent Trustees" receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are listed on the following page.


                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                PRINCIPAL OCCUPATION(S) DURING         FUND
                                           LENGTH OF       POSITION(S) HELD     PAST 5 YEARS AND DIRECTORSHIPS        COMPLEX
NAME, ADDRESS AND AGE                     TIME SERVED         WITH TRUST              OF PUBLIC COMPANIES           OVERSEEN BY
                                                                                                                      TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS:

*Richard S. McCormick (age 60)               Since             Chairman,      President and Chief Executive              2
1325 4th Avenue, Suite 1744               January 1987         President      Officer of McCormick Capital
Seattle, Washington 98101                                     and Trustee     Management, Inc.

*John W. Meisenbach (age 70)                 Since             Trustee,       Partner in MCM Financial (a full-          2
1325 4th Avenue, Suite 2100                June 1990         Treasurer and    service insurance, brokerage and
Seattle, Washington 98101                                      Secretary      financial planning firm); Partner
                                                                              in McCormick Capital
                                                                              Management, Inc; Director of
                                                                              Costco Wholesale and Expeditors
                                                                              International.

Bill Notaro (age 64)                         Since               Chief        CCO of McCormick Capital
35312-C S.E. Sequoia Place                October 2004         Compliance     Management, Inc. and
Snoqualmie, Washington 98065                                    Officer       Compliance Consultant for
                                                                ("CCO")       Merriman Capital Management,
                                                                              Inc., a registered investment
                                                                              advisor.  Formerly Executive Vice
                                                                              President, Merriman Investment
                                                                              Trust and Merriman
                                                                              Capital.

Independent Trustees:

Lee A. Miller (age 76)                       Since              Trustee       Private investor.  Formerly Vice           2
P.O. Box 1882                             January 1996                        President of Merrill Lynch & Co.
Vashon Island, Washington 98070

John M. Parker (age 60)                      Since              Trustee       Senior Vice President of Kennedy           2
2400 Financial Center Building            January 1987                        Associates, Inc. (a real estate
Seattle, Washington 98161                                                     acquisition and management
                                                                              firm).

Jack R. Policar (age 60)                     Since              Trustee       President and Chief Executive              2
500 Union Street, #410                    January 1987                        Officer of J.R. Policar, Inc. (a
Seattle, Washington 98101                                                     Certified Public Accounting firm).

     o Richard S. McCormick and John W. Meisenbach are affiliated persons of McCormick Capital Management, Inc., the Funds' investment manager, and are considered "interested persons" of the Trust within the meaning of
          Section 2(a)(19) of the 1940 Act.

BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. Miller, Parker and Policar, each an Independent Trustee, are the members of the Audit Committee. The Audit Committee held two meetings during the fiscal year ended September 30, 2006. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                             Dollar Range of              Aggregate Dollar
                        Shares of the Funds Owned   Range of Shares of All Funds
Name of Trustee                 by Trustee               Overseen by Trustee

--------------------------------------------------------------------------------
Richard S. McCormick         Over $100,000                 Over $100,000
John W. Meisenbach           Over $100,000                 Over $100,000
Lee A. Miller                Over $100,000                 Over $100,000
John M. Parker               Over $100,000                 Over $100,000
Jack R. Policar              Over $100,000                 Over $100,000

As of January 3, 2007, the Trustees and officers of the Trust, in the aggregate, owned of record or beneficially 6.11% and 7.49% of the outstanding shares of the Growth & Income Fund and the Income Fund, respectively.

TRUSTEE COMPENSATION. No Trustee, officer or employee of the investment manager will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust a fee of $1,800 per meeting of the Board of Trustees attended by them, $150 per hour for services rendered, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid to the Trustees during the fiscal year ended September 30, 2006:

                                                                                                Total Compensation
                                     Aggregate             Pension or       Estimated Annual      Paid for Service
                               Compensation Paid for       Retirement         Benefits Upon       to the Funds and
Trustee                         Service to the Funds    Benefits Accrued       Retirement           Fund Complex
---------------------------------------------------------------------------------------------------------------------

Richard S. McCormick*                   None                  None                None                   None

John W. Meisenbach*                     None                  None                None                   None

Lee A. Miller                         $ 7,200                 None                None                 $ 7,200

John M. Parker                        $ 7,200                 None                None                 $ 7,200

Jack R. Policar                       $ 7,200                 None                None                 $ 7,200

* Richard S. McCormick and John W. Meisenbach are considered "interested persons" of the Trust. These Trustees are compensated by the investment manager.

CODES OF ETHICS The Funds and the Funds' investment manager have each adopted a Code of Ethics designed to recognize the fiduciary relationship between the Funds, the investment manager, and its employees. The Codes of Ethics permit directors, Trustees, officers and employees to buy and sell securities for their personal accounts, subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest. Access persons, including the investment manager, shall not execute a securities transaction on a day during which a Fund has a pending buy or sell order in that same security or an equivalent security until that order is executed or withdrawn.

PROXY VOTING POLICIES The Funds and the Funds' investment manager have adopted proxy voting policies and procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The proxy voting policies and procedures are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-423-1068, or on the SEC's website at http://WWW.SEC.GOV.

5% OWNERS   The Trust is aware of the following  persons who owned, of record or beneficially, more than 5% of the shares of the Funds as of January 3, 2007:

INCOME FUND      David J. Stewart               5.74%      Record Ownership
                 1321 Colby Avenue
                 Everett, Washington  98201

INVESTMENT MANAGER The Elite Group has employed McCormick Capital Management, Inc. as investment manager for the Funds pursuant to a Management Agreement. The duties of the investment manager include the following, unless otherwise provided by the Trust:

o    provision of continuous supervision of the Funds' investment portfolio;
o overall management of the Trust's business affairs (subject to the supervision of the Trustees);
o provision of certain executive officers, administrative and clerical functions of the Trust; and
o provision of suitable office space, necessary small office equipment, utilities, general purpose forms and supplies used at the offices of the Trust.

Richard S. McCormick and John W. Meisenbach are the controlling stockholders of the investment manager. Mr. McCormick is the President and Chief Executive Officer of the investment manager and serves as President and Chairman of the Board of Trustees of The Elite Group. Mr. Meisenbach serves as Trustee,
Treasurer and Secretary of the Trust. He is a partner in MCM Financial, a Seattle full-service insurance brokerage and financial planning firm.

Compensation of the investment manager, based upon each Fund's daily average net assets, is at the following annual rates:

o For the Income Fund, 0.70% on the first $250 million, 0.625% on the next $250 million and 0.50% on all above $500 million.
o For the Growth & Income Fund, 1% on the first $250 million, 0.75% on the next $250 million and 0.50% on all above $500 million.

Investment management fees are accrued daily on the books of the Funds and are paid monthly. Management fees for the Growth & Income Fund were $616,173, $578,825 and $551,993, respectively, for the fiscal years ended September 30, 2006, 2005, and 2004. Management fees for the Income Fund were $131,326, $139,541, and $142,472, respectively, for the fiscal years ended September 30, 2006, 2005 and 2004. Although not obligated to do so, the investment manager may waive fees and/or reimburse a portion of the operating expenses of a Fund for any fiscal year. During the fiscal years ended September 30, 2006, 2005, and 2004, such fee waivers and expense reimbursements were $34,279, $20,899 and $15,726, respectively, for the Income Fund.

Unless sooner terminated, the Management Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Agreement is terminable by a Fund at any time on 60 days' prior written notice without penalty by the vote of a majority of the Trustees, by vote of a majority of outstanding shares of the Fund, or by the investment manager. The Management Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Management Agreement provides that the investment manager shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGERS

The portfolio manager for the Growth & Income Fund is Richard S. McCormick. The portfolio manager for the Income Fund is Michael Cheung.

OTHER ACCOUNTS MANAGED
The following table indicates the other accounts managed by the portfolio managers. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of September 30, 2006)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                   Accounts       Total Assets
                                                                    Total          Total         Managed with     of Accounts
                                                                  Number of      Assets of       Advisory Fee    with Advisory
         Name of                                                   Accounts      Accounts          Based on       Fee Based on
    Portfolio Manager                Type of Accounts              Managed        Managed        Performance      Performance
    ------------------               ----------------              -------        -------        -----------      -----------
-------------------------------------------------------------------------------------------------------------------------------
Richard S. McCormick        Registered Investment Companies:          0             $ 0               0               $ 0
                            Other Pooled Investment Vehicles:         0             $ 0               0               $ 0
                            Other Accounts:                           0             $ 0               0               $ 0

-------------------------------------------------------------------------------------------------------------------------------
Michael Cheung              Registered Investment Companies:          0             $ 0               0               $ 0
                            Other Pooled Investment Vehicles:         3        $167 million           0               $ 0
                            Other Accounts:                           22       $187 million           0               $ 0
-------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
The investment manager does not believe that any material conflicts of interest exist as a result of Mr. Cheung managing the Income Fund and the other accounts listed above. While Mr. Cheung may occasionally recommend purchases or sales of the same portfolio securities for both the Income Fund and another account he manages, the investment manager believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Income Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds come first.

COMPENSATION
Each of the portfolio managers receives a fixed cash salary plus cash contribution to his SEP/IRA account. Mr. Cheung is paid a fixed cash salary for his management of the other accounts listed above. Compensation of Mr. McCormick also includes a portion of the profits of the investment manager. The profitability of the investment manager depends primarily upon the value of the Funds' assets because the advisory fee paid to the investment manager is equal to a percentage of such assets. However, neither the portfolio managers' salaries, contributions to their SEP/IRA accounts, nor profits that Mr. McCormick receives from the investment manager are directly based upon either Funds' pre or after-tax performance or the value of the Funds' assets.

OWNERSHIP OF FUND SHARES
The following table indicates the dollar value of shares of the Funds beneficially owned by the portfolio managers as of September 30, 2006.

----------------------------------------------------------------------------------------------------------------
            Name of            Dollar Value of Growth & Income Fund        Dollar Value of Income Fund Shares
       Portfolio Manager             Shares Beneficially Owned                     Beneficially Owned
----------------------------------------------------------------------------------------------------------------
Richard S. McCormick                  $500,001 to $1,000,000                       $50,001 to $100,000
----------------------------------------------------------------------------------------------------------------
Michael Cheung                                 None                                   $1 to $10,000
----------------------------------------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, PA 19102, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust. Briggs, Bunting & Dougherty, LLP also prepares each Fund's federal and state tax returns.

CUSTODIAN PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian for the Funds. As such it holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Funds in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

TRANSFER AGENT PFPC Inc., P.O. Box 9787, Providence, Rhode Island 02940, serves as Transfer and Dividend Paying Agent for the Funds. PFPC Inc. effects all transactions in shareholder accounts, maintains all shareholder records and pays income dividends and capital gains distributions as directed by the Board of Trustees.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO
HOLDINGS

The Board of Trustees has adopted the policy set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Board of Trustees has delegated to the Trust's Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance. The Board provides ongoing oversight of compliance with the policy and as part of this oversight function, the Trustees receive from The Elite Group's Chief Compliance Officer reports on any violations of or exceptions to this policy to the Board quarterly. However, if a material issue arises with respect to disclosure of a Fund's portfolio securities or in relation to this policy, the CCO would report such matter to the Board immediately. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policy with respect to the Funds, any changes thereto, and an annual review of the operations of the policy. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of The Elite Group, its investment manager and its principal underwriter in connection with their personal securities transactions; the adoption by the Funds' investment manager and principal underwriter of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by The Elite Group of a Code of Ethics for principal officers of The Elite Group that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Funds' policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o The Funds post a complete listing of their Portfolio Securities, represented as a percentage of total portfolio holdings, as of the end of each month at WWW.ELITEFUNDS.COM. The listings of Portfolio Securities are made available on or about the first business day following the end of the month. The listings of Portfolio Securities on the website are available to the general public.

     o Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of the Funds during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.

     o Information regarding Portfolio Securities as of the end of the most recent month may be disclosed to any other person or organization at the request of such person or organization, but only if such information has been posted to the Funds' website.

     o The Funds' policy relating to disclosure of the Funds' holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the investment manager or to other service providers of the Funds, including the Funds' administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Funds purchase and sell Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities of a Fund that is made on the same basis to all shareholders of the Fund.

     o    Neither  the  investment  manager  nor the  Trust  (or any  affiliated person, employee, officer, trustee or director of the investment manager or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

Below is a table that lists each service provider regularly receiving portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information. The following disclosures of non-public portfolio information have been approved by the Board of Trustees.

-------------------------------------------------------------------------------------------------------------------------
   TYPE OF SERVICE                 FREQUENCY OF ACCESS TO            RESTRICTIONS ON USE                  LAG TIME
      PROVIDER                     PORTFOLIO INFORMATION
-------------------------------------------------------------------------------------------------------------------------
Investment Manager               Daily                             Contractual and Ethical        None
-------------------------------------------------------------------------------------------------------------------------
Administrator and Fund           Daily                             Contractual and Ethical        None
Accountant
-------------------------------------------------------------------------------------------------------------------------
Custodian                        Daily                             Contractual and Ethical        None
-------------------------------------------------------------------------------------------------------------------------
Auditor                          During annual audit, or as        Ethical                        At least 30 days
                                 needed
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   TYPE OF SERVICE                    FREQUENCY OF ACCESS TO            RESTRICTIONS ON USE               LAG TIME
      PROVIDER                        PORTFOLIO INFORMATION
-------------------------------------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board         Ethical                        As needed
                                 meetings, and if a legal issue
                                 regarding the portfolio
                                 requires counsel's review
-------------------------------------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of        No formal restrictions in      At least 30 days
                                 semi-annual and annual            place.
                                 reports
-------------------------------------------------------------------------------------------------------------------------
Broker/dealers through           Daily access to the relevant      Contractual and Ethical        None
which Fund purchases             purchase and/or sale - no
and sells portfolio              broker/dealer has access to
securities                       the Fund's entire portfolio
-------------------------------------------------------------------------------------------------------------------------
Independent Rating or            Monthly                           No formal restrictions         1-7 business days
Ranking Agencies:                                                                                 following month end
Morningstar Inc., Lipper
Inc., Bloomberg L.P. and
Standard & Poor's, Inc.
-------------------------------------------------------------------------------------------------------------------------

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Funds and the other party do not exist. There can be no assurance, however, that the Fund's Policy Regarding the Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

CAPITAL STOCK AND VOTING

The capital of the Trust consists of an unlimited number of no par shares of beneficial interest ("shares") which may be classified or reclassified by the Board of Trustees among the Funds or to any new series of the Trust as they deem appropriate. Currently the Trustees have authorized two such Funds, the Elite Income Fund and the Elite Growth & Income Fund, and have authorized an unlimited number of shares which may be sold to the public. Although they reserve the right to do so, the Trustees have no present intention to create any additional series or funds of the Trust. Shares of each Fund are issued fully paid and non-assessable and each share represents an equal proportionate interest in its particular Fund with every other share of that Fund outstanding. Each share of each Fund has no preference as to conversion, dividends or interest and has no preemptive rights. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

In the event of liquidation, shareholders of each Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares of each Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Declaration of Trust provides that, if elected, the Trustees will hold office for the life of the Trust, except that:
(1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purposes; (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. Otherwise there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Funds do not expect to hold annual meetings of shareholders. The Trustees have agreed, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist shareholders in communication with other shareholders for this purpose. On any matter submitted to a vote of shareholders, all shares of a Fund shall be voted by a Fund's shareholders individually when the matter affects the specific interests of that particular Fund (such as approval of the Investment Management Agreement with the investment manager), except as otherwise required by the 1940 Act.

TAXATION OF THE FUNDS

Each Fund is treated as a separate tax entity for Federal income tax purposes. Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute, in each calendar year, an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2006, the Income Fund has capital loss carryforwards of $332,305, of which $576 expires on September 30, 2013 and $331,729 expires on September 30, 2014. In addition, the Income Fund had net realized capital losses of $241,090 during the period November 1, 2005 through September 30, 2006, which are treated for federal income tax purposes as arising during the Fund's tax year ending September 30, 2007. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Dividends from net investment income and distributions of any capital gains will be taxable to shareholders (except shareholders who are exempt from paying taxes on their income), whether received in cash or invested in additional Fund shares. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. For corporate shareholders, the 70% dividends received deduction may apply to dividends from the Funds. The Funds will send you information each year on the tax status of dividends and distributions.

A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and from net option income, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.

PERFORMANCE DATA

The Funds may, from time to time, advertise average annual total return information. Such total return data is calculated by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

P  =   a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

Each Fund may also quote average annual total return over the specified  periods
(i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows each Fund's average annual total returns for periods ended September 30, 2006:

                                       1 Year       5 Years     10 Years
                                       ------       -------     --------
ELITE INCOME FUND
Return Before Taxes                      3.87%       3.60%        5.59%
Return After Taxes on Distributions      2.32%       1.84%        3.50%
Return After Taxes on Distributions
   and Sale of Fund Shares               2.49%       2.06%        3.52%

ELITE GROWTH & INCOME FUND
Return Before Taxes                      5.40%       3.48%        6.01%
Return After Taxes on Distributions      3.28%       2.46%        4.50%
Return After Taxes on Distributions
   and Sale of Fund Shares               6.05%       2.84%        4.62%

The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

From time to time, each Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such performance comparisons to obtain a more complete view of the Funds' performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in a Fund assuming monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

FINANCIAL STATEMENTS

The financial statements of each Fund will be audited at least once each year by an independent registered public accounting firm. Financial statements of each Fund, as of September 30, 2006, together with the report of the Funds' independent registered public accounting firm thereon, are included in the Trust's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report will accompany the Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semiannual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.

DEBT SECURITIES RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer;
(2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

STANDARD & POOR'S CORPORATION describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB" rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.


DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC or CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

APPENDIX A


                                  PROXY POLICY
                         THE ELITE GROUP OF MUTUAL FUNDS
                          MCCORMICK CAPITAL MANAGEMENT


                            BACKGROUND & EXPLANATION
                            ----------   -----------

         The Elite Group of Mutual Funds is a small family of two funds. The Elite Funds are the only client for McCormick Capital Management the Investment Advisor. With over thirty-five years of voting proxies, the investment advisor has developed an unusual but unique approach to voting proxies.

     In participating in, and observing thousands of proxy issues over the last several decades, we have rarely observed when corporate management has lost a vote in those securities for which we had responsibility. This would include management's nominees for directors, corporate governance issues, and their opposition to social issues. With few exceptions, other shareholders routinely "rubber stamp" management directors and their proposals. With these realities, the challenge is to develop a proxy policy that would be in the best interest of our shareholders and deliver the "biggest bang" for our small number of shares.

                                  PROXY ISSUES

     Nominees for Directors: Given that there are no alternatives nominated for director, we will withhold all votes for management nominees.

                              INDEPENDENT AUDITORS

     We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

     o We will vote against proposed auditors where non-audit fees make up more that 50% of the total fees paid by the company to the audit firm.
     o We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company
          (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

                        COMPENSATION / OPTION PLANS ETC.

We will oppose. As a generalization, management compensation is overly generous.

                              CORPORATE GOVERNANCE

Issues that we interpret as technical in nature (such as increasing shares outstanding) we vote in favor. Issues such as staggered boards, different class of stocks, cumulative voting and super majority voting, we oppose. Any issues that would entrench management's position, we oppose.

                       CORPORATE AND SOCIAL POLICY ISSUES

     We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

                         MATERIAL CONFLICTS OF INTEREST

     The SEC regulations required a policy to address how proxies would be voted if there were a "material conflict of interest" between the investment advisor and our mutual funds. Granted, that much larger financial institutions with many subsidiaries and divisions may have many conflicts when voting proxies. However, given the size, and nature of the Elite Mutual Funds, it is difficult to imagine any "material conflict" between the advisor and the funds. If such an issue does materialize, the proxy vote will be determined by a majority vote of the independent trustees.

                                 THE ELITE GROUP

                                     PART C:
                                OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. Certificate of Designation, dated October 27, 2000 - Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004
(b) By Laws - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005
(c) Instruments Defining Rights of Security Holders - See Declaration of Trust, Articles V, VI, VII and VIII, see also By-Laws, Articles I, IV and VI, Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. See also Amendment to Declaration of Trust and Amendment to By Laws, incorporated by reference, exhibits (a) and (b).
(d) Investment Management Agreement - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005. Investment Management Agreement Addendum, dated January 18, 2001- Incorporated by reference, filed 1/19/2001, Accession number 0000930356-01-000004
(e)  Not Applicable
(f)  Not Applicable
(g) Custodian Services Agreement - Incorporated by reference, filed 1/15/2001, Accession number 0001111830-02-000015
(h) (1) Administration Agreement - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005
     (2) Accounting Services Agreement - Incorporated by reference, filed 1/25/1999, Accession number 0000930356-99-000005
     (3) Powers of Attorney - Incorporated by reference, filed 2/17/2006, Accession number 0001111830-06-000124
(i) (1) Opinion and Consent of Counsel - Incorporated by reference, filed 2/17/2006, Accession number 0001111830-06-000124
(j)  Consent of Independent Registered Public Accounting Firm - Filed herewith
(k) Annual Audited Report to Shareholders, September 30, 2006 - Incorporated by reference, filed 11/29/2006, Accession number 0001111830-06-000890
(l)  Not Applicable
(m)  Not Applicable
(n)  Not Applicable
(o)  Reserved
(p)  Code of Ethics - Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 25. INDEMNIFICATION

Section 5.3 of the Trust's Declaration of Trust,  incorporated as Exhibit (b) of
Item 23, provides for indemnification of certain persons acting on behalf of the Trust.

The Trust reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Trust would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Trust, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Trust. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, the Investment Adviser's sole business is to serve as investment adviser to the Trust.

ITEM 27. PRINCIPAL UNDERWRITERS

Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All account books and records not normally held by the Custodian and Transfer Agent are held by the Trust in the care of Richard S. McCormick, 1325 4th Avenue, Suite 1744, Seattle, Washington 98101.

ITEM 29.  MANAGEMENT SERVICES

Inapplicable.

ITEM 30. UNDERTAKINGS

Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle and State of Washington on the 29th day of January, 2007.

                                        THE ELITE GROUP OF MUTUAL FUNDS


                                        By: /s/Richard S. McCormick
                                            -------------------------------
                                            Richard S. McCormick, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated.


         /s/ Richard S. McCormick         Trustee/President (Chief Exec. Officer)    January 29, 2007
----------------------------------------  ---------------------------------------
         Richard S. McCormick                             (Title)                          (Date)



                                               Trustee, Treasurer & Secretary
         *                                        (Chief Financial Officer)          January 29, 2007
----------------------------------------  ---------------------------------------
         John W. Meisenbach                               (Title)                          (Date)



         *                                                Trustee                    January 29, 2007
----------------------------------------  ---------------------------------------
         John M. Parker                                   (Title)                          (Date)



         *                                                Trustee                    January 29, 2007
----------------------------------------  ---------------------------------------
         Jack R. Policar                                  (Title)                          (Date)



         *                                                Trustee                    January 29, 2007
----------------------------------------  ---------------------------------------
         Lee A. Miller                                    (Title)                          (Date)



*  /s/ Richard McCormick
   -------------------------------------------
   Attorney-in-Fact, under Powers of Attorney

                                INDEX TO EXHIBITS
                                -----------------

Item 23(j)       Consent of independent Registered Public Accounting Firm
Item 23(p)       Code of Ethics